                                                                   EXHIBIT 25.1


===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

            -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


        180 East Fifth Street
          St. Paul, Minnesota                                          55101
(Address of principal executive offices)                             (Zip Code)

                             GEORGE H. DAVISON, JR.
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6559

           (Name, address and telephone number of agent for service)

                      CORRECTIONS CORPORATION OF AMERICA*
                    (Issuer with respect to the Securities)

               MARYLAND                                         62-1763875
     (State or other jurisdiction                            (I.R.S. Employer
   of incorporation or organization)                        Identification No.)

10 BURTON HILLS BOULEVARD, NASHVILLE, TN                         37215
(Address of Principal Executive Offices)                       (Zip Code)

-        See attached table for additional issuers.


                           7.5% SENIOR NOTES DUE 2011
                      (TITLE OF THE INDENTURE SECURITIES)

===============================================================================

                          TABLE OF ADDITIONAL ISSUERS


                                                      State or Other           Primary Standard
  Exact Name of Issuer as                             Jurisdiction of            Industrial             I.R.S. Employee
 Specified in its Charter                            Incorporation or          Classification           Identification
or Organizational Document*                            Organization              Code Number                Number
---------------------------                          ----------------          ----------------         ---------------
CCA of Tennessee, Inc......................             Tennessee                    8744                  62-1806755
Prison Realty Management, Inc..............             Tennessee                    8744                  62-1696286
Technical and Business Institute of
  America, Inc.............................             Tennessee                    8744                  38-2999108
TransCor America, LLC......................             Tennessee                    8744                  62-1428259
CCA International, Inc.....................              Delaware                    8744                  62-1310460
CCA Properties of America, LLC.............             Tennessee                    8744                  43-1988721
CCA Properties of Arizona, LLC.............             Tennessee                    8744                  43-1988725
CCA Properties of Tennessee, LLC...........             Tennessee                    8744                  43-1988730
CCA Properties of Texas, L.P...............              Delaware                    8744                  43-1988735
Ronald Lee Suttles Tri-County
  Extradition, Inc.........................             California                   8744                  33-0451880


---------
* Addresses and telephone numbers of principal executive offices are the same as that of Corrections Corporation of America, except for TransCor America, LLC and Ronald Lee Suttles Tri-County Extradition, Inc., each of whose principal address is 646 Melrose Avenue, Nashville, Tennessee 37211 and telephone number is (615) 251-7008.

                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                       Comptroller of the Currency
                       Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.
                       Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.       A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of DECEMBER 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act: Not applicable.

* Incorporated by reference to Registration Number 333-67188 dated November 16, 2001.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 1st DAY OF APRIL 2004.


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ GEORGE H. DAVISON, JR.
                                            -----------------------------------
                                            GEORGE H. DAVISON, JR.
                                            OFFICER


By: /s/ DORI ANNE SEAKAS
    ---------------------------------
    DORI ANNE SEAKAS
    OFFICER

                                   EXHIBIT 6

                                    CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


DATED:  APRIL 1, 2004


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ GEORGE H. DAVISON, JR.
                                            -----------------------------------
                                            GEORGE H. DAVISON, JR.
                                            OFFICER


By: /s/ DORI ANNE SEAKAS
    ---------------------------------
    DORI ANNE SEAKAS
    OFFICER

                                   EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2003

                                    ($000'S)


                                                       12/31/2003
                                                      ------------

ASSETS
     Cash and Due From Depository Institutions        $  8,631,361
     Federal Reserve Stock                                       0
     Securities                                         42,963,396
     Federal Funds                                       2,551,376
     Loans & Lease Financing Receivables               113,297,142
     Fixed Assets                                        1,840,487
     Intangible Assets                                   9,545,158
     Other Assets                                        7,838,793
                                                      ------------
         TOTAL ASSETS                                 $186,667,713

LIABILITIES
     Deposits                                         $128,249,183
     Fed Funds                                           8,683,536
     Treasury Demand Notes                                       0
     Trading Liabilities                                   213,447
     Other Borrowed Money                               21,664,023
     Acceptances                                           123,996
     Subordinated Notes and Debentures                   5,953,524
     Other Liabilities                                   5,173,011
                                                      ------------
     TOTAL LIABILITIES                                $170,060,720

EQUITY
     Minority Interest in Subsidiaries                $  1,002,595
     Common and Preferred Stock                             18,200
     Surplus                                            11,677,397
     Undivided Profits                                   6,344,019
                                                      ------------
         TOTAL EQUITY CAPITAL                         $ 19,042,211

TOTAL LIABILITIES AND EQUITY CAPITAL                  $189,102,931



-------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.


U.S. BANK NATIONAL ASSOCIATION

By: /s/ GEORGE H. DAVISON, JR.
    ------------------------------------------
    GEORGE H. DAVISON, JR.
    OFFICER


Dated:  April 1, 2004